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December 31, 1993

OGDEN PROJECTS, INC. AND SUBSIDIARIES


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                                            PERCENT    PLACE OF
COMPANY                                    OWNERSHIP INCORPORATION

Ogden Projects, Inc.                          84.5    Delaware
    Ogden Energy Resource Corp.              100      Delaware
    Ogden Land Management, Inc.              100      Delaware
      Ogden Land Management of Warren, Inc.  100      New Jersey
      Ogden Projects of Campo, Inc.          100      California
    Ogden Projects of Haverhill, Inc.        100      Massachusetts
    Ogden Projects of Lawrence, Inc.         100      Massachusetts
    Ogden Power Systems, Inc.                100      Delaware
      Ogden Power Systems 7, Inc.            100      Delaware
    Ogden Projects Holdings, Inc.            100      Delaware
      Ogden Projects (U.K.) Limited          100      U.K.
        Ogden Projects (Birmingham) Limited  100      U.K.
    Ogden Wallingford Associates, Inc.       100      Connecticut
    OPW Associates, Inc.                     100      Connecticut
    OPWH, Inc.                               100      Delaware
    Ogden Martin Systems, Inc.               100      Delaware
      Grey Acre Development Corporation      100      Massachusetts
      Ogden Engineering Services, Inc.       100      New Jersey
      Ogden Marion Land Corp.                100      Oregon
      Ogden Martin Systems, Ltd.             100      Ontario
        Ogden Martin Systems of
           Nova Scotia, Ltd.                 100      Nova Scotia
      Ogden Martin Systems of Alexandria/
         Arlington, Inc.                     100      Virginia
      OMS Equity of Alexandria/Arlington,
	        Inc.                                100      Virginia
      Ogden Martin Systems of Babylon, Inc.  100      New York
      Ogden Martin Systems of Bristol, Inc.  100      Connecticut
      Ogden Martin Systems of Clark, Inc.    100      Ohio
      OMSC One, Inc.                         100      Delaware
      OMSC Two, Inc.                         100      Delaware
      OMSC Three, Inc.                       100      Delaware
      OMSC Four, Inc.                        100      Delaware
      Ogden Martin Systems of Dakota, Inc.   100      Minnesota
      Ogden Martin Systems of
         Eastern/Central Connecticut, Inc.   100      Connecticut

      Ogden Martin Systems of Fairfax, Inc.  100      Virginia
      Ogden Martin Systems of Ford Heights,
         Inc.                                100      Illinois
      Ogden Martin Systems of Haverhill,
         Inc.                                100      Massachusetts
        Haverhill Power, Inc.                100      Massachusetts
        LMI, Inc.                            100      Massachusetts
        Ogden Omega Lease, Inc.              100      Delaware
      Ogden Haverhill Properties, Inc.       100      Massachusetts
      Ogden Martin Systems of Hillsborough,
         Inc.                                100      Florida
      Ogden Martin Systems of Hudson, Inc.   100      New Jersey
      Ogden Martin Systems of Huntington,
         Inc.                                100      New York
      Ogden Martin Systems of Huntington
         Resource Recovery One Corp.         100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Two Corp.         100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Three Corp.       100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Four Corp.        100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Five Corp.        100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Six Corp.         100      Delaware
      Ogden Martin Systems of Huntington
         Resource Recovery Seven Corp.       100      Delaware
      Ogden Martin Systems of Huntsville,
         Inc.                                100      Alabama
      Ogden Martin Systems of Indianapolis,
         Inc.                                100      Indiana
      Ogden Martin Systems of Kent, Inc.     100      Michigan
      Ogden Martin Systems of Knox, Inc.     100      Tennessee
      NRG/Recovery Group, Inc.               100      Florida
         (formerly Ogden Martin Systems of
          Lake, Inc.)
      Ogden Martin Systems of Lancaster,
         Inc.                                100      Pennsylvania
      Ogden Martin Systems of Lawrence, Inc. 100      Massachusetts
      Ogden Martin Systems of Lee, Inc.      100      Florida
      Ogden Martin Systems of Long Island,
         Inc.                                100      Delaware
      Ogden Martin Systems of L.A., Inc.     100      Delaware
      Ogden Martin Systems of Marion, Inc.   100      Oregon
      Ogden Martin Systems of Mercer, Inc.   100      New Jersey
      Ogden Martin Systems of Montgomery,
         Inc.                                100      Maryland
      Ogden Martin Systems of Morris, Inc.   100      New Jersey
      Ogden Martin Systems of North
         Carolina, Inc.                      100      North Carolina
      Ogden Martin Systems of Oakland, Inc.  100      Michigan
      Ogden Martin Systems of Onondaga, Inc. 100      New York
      Ogden Martin Systems of Onondaga Two
         Corp.                               100      Delaware
      Ogden Martin Systems of Onondaga Three
         Corp.                               100      Delaware
      Ogden Martin Systems of Onondaga Four
         Corp.                               100      Delaware
      Ogden Martin Systems of Onondaga Five
         Corp.                               100      Delaware
      Ogden Martin Systems of Pasco, Inc.    100      Florida
      Ogden Martin Systems of Rhode Island,
         Inc.                                100      Rhode Island
      Ogden Martin Systems of
         San Bernardino, Inc.                100      California
      Ogden Martin Systems of San Diego,
         Inc.                                100      California
      Ogden Martin Systems of Stanislaus,
         Inc.                                100      California
      OMS Equity of Stanislaus, Inc.         100      California
      Ogden Martin Systems of Tulsa, Inc.    100      Oklahoma
      Ogden Martin Systems of Union, Inc.    100      New Jersey
    Ogden Recycling Systems, Inc.            100      Delaware
      Ogden Recycling Systems of Chicago,
         Inc.                                100      Illinois
      Ogden Recycling Systems of Fairfax,
         Inc.                                100      Virginia
      Ogden Recycling Systems of
         Indianapolis, Inc.                  100      Indiana
    Ogden Residuals Management, Inc.         100      Delaware
    Ogden Waste Treatment Services, Inc.     100      Delaware
      Ogden Environmental Services Limited   100      Canada
      Ogden Environmental Services of
         Houston, Inc.                       100      Texas
        American Envirotech, Inc.            100      Texas
      Stockton Soil Treatment Facility, Inc. 100      California
    Projets Ogden Quebec Inc.                100      Quebec
    RRS Holdings Inc.                        100      Delaware
      Michigan Waste Energy, Inc.            100      Delaware
      Oahu Waste Energy Recovery, Inc.       100      California
      Ogden Projects of Hawaii, Inc.         100      Hawaii
      Resource Recovery Systems of
         Connecticut, Inc.                   100      Connecticut
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